Horizon Kinetics Blockchain Development ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 91.4%	Shares	Value
Aerospace & Defense - 12.0%
CACI International, Inc. - Class A (a)	1,819	$917,795
Science Applications International Corp.	3,627	505,132
		1,422,927

Capital Markets - 23.7%
Bakkt Holdings, Inc. (a)(b)	9,513	91,039
Galaxy Digital Holdings Ltd. (a)	41,730	536,240
MarketAxess Holdings, Inc.	1,294	331,523
OTC Markets Group, Inc. - Class A	5,562	270,035
Tradeweb Markets, Inc. - Class A	4,253	525,968
Urbana Corp. - Class A	152,594	600,911
WisdomTree, Inc.	45,360	453,146
		2,808,862

Consulting Services - 0.5%
Booz Allen Hamilton Holding Corp.	356	57,943

Data Processing-Management - 0.9%
Broadridge Financial Solutions, Inc.	527	113,321

Global Exchanges - 39.2%(c)
ASX Ltd.	10,489	465,203
Cboe Global Markets, Inc.	3,434	703,523
Deutsche Boerse AG	2,231	524,622
Hellenic Exchanges - Athens Stock Exchange SA	11,043	56,076
Japan Exchange Group, Inc.	45,084	584,825
London Stock Exchange Group PLC	3,955	542,173
Nasdaq, Inc.	7,894	576,341
Singapore Exchange Ltd.	63,840	568,684
TMX Group Ltd.	20,117	631,230
		4,652,677

IT Services - 2.3%
Applied Digital Corp. (a)(b)	23,870	196,928
Digital Garage, Inc.	3,541	75,751
		272,679

Motion Pictures & Services - 2.2%
IG Port, Inc.	10,000	144,784
Toei Animation Co. Ltd.	5,400	114,199
		258,983

Oil Companies -Exploration & Production - 1.8%
Landbridge Co. LLC - Class A (a)	5,568	217,820

Securities & Commodities Exchanges - 8.3%
CME Group, Inc.	1,378	304,056
Intercontinental Exchange, Inc.	4,217	677,419
		981,475

Telecommunication Services - 0.5%
DigitalBridge Group, Inc.	4,110	58,074
TOTAL COMMON STOCKS (Cost $8,670,577)		10,844,761

TOTAL INVESTMENTS - 91.4% (Cost $8,670,577)		10,844,761
Money Market Deposit Account - 11.0% (d)(e)		1,305,044
Liabilities in Excess of Other Assets - (2.4)%		(280,436)
TOTAL NET ASSETS - 100.0%		$11,869,369

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $274,076 which represented 2.3% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

(e)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $285,806 which represented 2.4% of net assets.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Horizon Kinetics Blockchain Development ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$10,844,761	$–	$–	$10,844,761
Total Investments	$10,844,761	$–	$–	$10,844,761

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$6,536,303	55.1%
Canada	1,232,141	10.4
Japan	919,559	7.7
Singapore	568,684	4.8
United Kingdom	542,173	4.6
Germany	524,622	4.4
Australia	465,203	3.9
Greece	56,076	0.5
Other Assets in Excess of Other Assets	1,024,608	8.6
	$11,869,369	100.0%